UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(B) OR (G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                WEB WIZARD, INC.

             (Exact name of registrant as specified in its charter)

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                 NEVADA                                    PENDING

(State of incorporation or organization)   (I.R.S. Employer Identification No.)
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 NO. 8 LANE 15 GANG YANG, XIN CUNHUICHENG, XIN HUI,        N/A
            JIANG MEN CITY, CHINA F4 000
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      (Address of principal executive offices)          (Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class           Name of each exchange on which
      to be so registered           each class is to be registered
--------------------------------   ---------------------------------


 COMMON STOCK, $0.001 PAR VALUE     OVER THE COUNTER BULLETIN BOARD
--------------------------------   ---------------------------------

--------------------------------   ---------------------------------


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box.**{checked-box}

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box.**{square}

Securities Act registration statement file number to which this form relates:
(if applicable):  333-148623

Securities to be registered pursuant to Section 12(g) of the Act: NONE







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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

      The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-148623). This information is incorporated herein by reference.

ITEM 2. EXHIBITS.


 *3.1      Articles of Incorporation

  3.2      Bylaws

  4.1      Specimen Stock Certificate


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*       Incorporated by reference to the corresponding exhibit filed with the
        Registration Statement on Form SB-2, SEC File No. 333-148623
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                                   SIGNATURE

      Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Dated: February 14, 2008     WEB WIZARD, INC.

                                By: /s/ Ya Tang Chao
                                Ya Tang Chao
                                Principal Executive Officer and Director




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                                 EXHIBIT INDEX


 *3.1      Articles of Incorporation

  3.2      Bylaws

  4.1      Specimen Stock Certificate


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*       Incorporated by reference to the corresponding exhibit filed with the
        Registration Statement on Form SB-2, SEC File No. 333-148623
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